UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     October 31, 2016 (October 28, 2016)

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32421	58-2342021
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Lexington Avenue, Suite 1718 New York, NY	10170
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(212) 201-2400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07     Submission of Matters to a Vote of Security Holders.

Fusion Telecommunications International, Inc. (the “Company”) held its 2016 Annual Meeting of Stockholders (the "Meeting") on October 28, 2016, at 3:00 p.m., New York city time.  The Meeting was held at the Company's principal office located at 420 Lexington Avenue, Suite 1718, New York, New York 10170.

The Annual Meeting was called for the purpose of considering and acting upon the following six proposals:

1.           to elect eight (8) Director nominees to hold office until the Company’s 2017 Annual Meeting of Stockholders;

2.           to ratify the selection of EisnerAmper LLP (“EA”) to act as the Company’s Independent Registered Public Accountant for the year ending December 31, 2016;

3.           to approve an amendment to the Company’s certificate of incorporation to increase the number of authorized shares of  common stock to 90,000,000;

4.           to approve the 2016 Fusion equity compensation plan;

5.           to ratify, for purposes of Nasdaq Listing Rule 5635(b), (i) the sale of 1,834,862 shares of the Company’s common stock to Unterberg Technology Partners L.P. on December 7, 2015, and (ii) the conversion by Unterberg Koller Capital Fund, L.P. of all of its shares of the Company’s Series B-2 preferred stock into shares of the Company’s common stock, which transactions resulted in Unterberg owning more than 20% of the Company’s outstanding voting securities; and

6.           to vote on an advisory resolution to approve executive compensation.

The number of shares cast for and withheld, as well as the number of broker non-votes, as to Proposal One is as follows:

Proposal to elect eight (8) Director nominees to hold office until the Company’s next Annual Meeting of Stockholders	Votes For	Votes Withheld	Broker Non-Votes
Marvin S. Rosen	11,127,101	1,032,224	2,093,882
Philip D. Turits	11,771,217	388,108	2,093,882
Matthew D. Rosen	11,699,314	460,011	2,093,882
Jack Rosen	11,658,156	501,169	2,093,882
Paul C. O’Brien	11,730,059	429,266	2,093,882
Michael J. Del Giudice	11,788,915	370,410	2,093,882
Larry Blum	11,776,025	383,300	2,093,882
William Rubin	11,814,777	344,548	2,093,882

The number of shares cast for and against, as well as the number of abstentions and broker non-votes as to Proposals 2, 3, 4, 5 and 6 submitted to Stockholders is as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal 2 -- to ratify the engagement of EA to act as the Company’s Independent Registered Public Accountant for the year ending December 31, 2016	13,975,899	222,298	55,010	0
Proposal 3 – to approve an amendment to the Company’s certificate of incorporation to increase the number of authorized shares of the Company’s common stock to 90,000,000	12,493,411 (including 10,814,011 Common Shares)	1,287,659 (including 1,272,659 Common Shares)	472,137	0
Proposal 4 – to approve the 2016 Fusion equity compensation plan	10,207,888	1,155,723	795,714	2,093,882
Proposal 5 – to ratify, for purposes of Nasdaq Listing Rule 5635(b), (i) the sale of 1,834,862 shares of the Company’s common stock to Unterberg Technology Partners L.P. on December 7, 2015, and (ii) the conversion by Unterberg Koller Capital Fund, L.P. of all of its shares of the Company’s Series B-2 preferred stock into shares of the Company’s common stock, which transactions resulted in Unterberg owning more than 20% of our outstanding voting securities	11,528,630	625,889	4,806	2,093,882
Proposal 6 – to vote on an advisory resolution to approve executive compensation	10,343,376	659,898	1,156,051	2,093,882

The foregoing results are considered final. The Board of Directors has determined to continue its present practice of submitting proposals to Stockholders to determine the frequency of non-binding, advisory proposals on executive compensation every three years. The next non-binding proposal to determine the frequency of holding non-binding, advisory proposals on executive compensation will be presented to Stockholders at the 2019 annual meeting of Stockholders.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.

By: /s/ Gordon Hutchins, Jr.
Gordon Hutchins, Jr.
October 31, 2016	President and Chief Operating Officer

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